Filed under Rules 497(e) and 497(k)

Registration No. 333-08653

Seasons Series Trust

SA Allocation Aggressive Portfolio

SA Allocation Balanced Portfolio

SA Allocation Moderate Portfolio

SA Allocation Moderately Aggressive Portfolio

(the “Portfolios”)

Supplement dated June 24, 2026

to each Portfolios’ Summary Prospectus and Prospectus dated

April 30, 2026, as supplemented and amended to date

Effective July 1, 2026, Andrew Sheridan, a portfolio manager of the Portfolios with SunAmerica Asset Management, LLC (“SunAmerica”), is removed from the Portfolios’ Summary Prospectus and Prospectus.

Additionally, in the section of each Summary Prospectus entitled “Investment Adviser” and in each section of the Prospectus for the Portfolios entitled “Portfolio Summary – Investment Adviser,” the table under the heading “Portfolio Managers” is replaced with the following:

Name and Title	Portfolio Manager of the Portfolio Since

Manisha Singh, CFA Co-Portfolio Manager	2017

Robert Wu, CFA Co-Portfolio Manager	2021

In the section of the Prospectus entitled “Management,” under the heading “Information about the Investment Adviser’s Management of Certain Portfolios,” the 3rd paragraph is deleted in their entirety and replaced with the following:

The Managed Allocation Portfolios are managed by Manisha Singh, CFA and Robert Wu, CFA. Ms. Singh joined SunAmerica in 2017 as Co-Portfolio Manager for the Asset Allocation fund-of-funds. Prior to joining SunAmerica, Ms. Singh served as Director, Manager Research team in Wealth Management at Ameriprise Financial Services, Inc. She joined Ameriprise in 2008, where she served as a portfolio manager for a suite of portfolios (discretionary wrap accounts), and a senior manager research analyst for unaffiliated mutual funds, exchange traded funds and separately managed accounts. Robert Wu joined SunAmerica in 2011, serving as Director of Manager Research and AVP Investments before his current role as Portfolio Manager in the Asset Allocation Team. Prior to joining SunAmerica, Robert worked at Bjurman, Barry & Associates for over 11 years, where he served as Portfolio Manager and Senior Research Analyst managing growth equity portfolios.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SC4559IN3 (6/26)